LIABILITIES PRESENTED AT FAIR VALUE	12 Months Ended
Dec. 31, 2018
LIABILITIES PRESENTED AT FAIR VALUE [Abstract]
LIABILITIES PRESENTED AT FAIR VALUE
NOTE 8:-	LIABILITIES PRESENTED AT FAIR VALUE

a.	Warrants to purchase Preferred F-2 shares:

On June 18, 2017 the Company signed a Series F Preferred Share Purchase Agreement (“SPA”) with existing and new investors. According to the SPA and upon the closing that occurred on July 9, 2017 the Company issued 4,274,363 Preferred F-1 shares, nominal value NIS 0.01 each, at $9.44 per share, accompanied by the issuance of warrants to purchase 2,564,619 Preferred F-2 shares, nominal value NIS 0.01, with an exercise price of $11.33 per share, in exchange for an aggregate proceeds of $40,350. The issuance costs in the amount of $585 associated with the equity transaction have been charged directly to the consolidated statements of changes in equity and the issuance costs associated with the issuance of the warrants in the amount of $216 have been charged directly to the statement of comprehensive loss.

According to the SPA, the warrants to purchase Preferred F-2 Shares are subject to conversion ratio to be adjusted as defined in the SPA and to non-standard anti-dilution protection provisions and cashless exercise mechanism and therefore accounted for as a financial liability which was measured at fair value through profit or loss.

Upon the closing of the IPO as described in note 1b, 2,564,619 warrants to purchase Preferred F-2 shares were automatically converted into warrants to purchase 4,323,978 ordinary shares, nominal value NIS 0.01, with an exercise price of $6.72 per share with an expiration until earlier of July 3, 2022 or a Deemed Liquidation event as described in the Company’s articles of association (the "AOA").

In December 2018, the Company issued a total of 293,489 ordinary shares pursuant to the cashless exercise of 607,044 warrants.

The Company measured the fair value of the warrants by using Black and Shoultz simulation model. The option-pricing model requires a number of assumptions, of which the most significant are the expected stock price volatility and the expected time until liquidation. Expected volatility was calculated based upon historical volatilities of similar entities in the related sector index. The expected time until liquidation is the period in which liquidation event will occurred subject to the Company’s expectations. The risk-free interest rate is based on the yield from U.S. treasury bonds with an equivalent term. The Company has historically not paid dividends and has no foreseeable plans to pay dividends.

b.	Warrants to purchase Company’s shares:

	December 31,
	2018	2017
	Ordinary shares	Preferred F-2 shares

Risk-free interest rate	2.5%	1.5%
Expected volatility	80%	90%
Expected life (in years)	3.5	4.5
Expected dividend yield	0	0

c.	Changes in the fair value of warrants classified as Level 3 in the fair value hierarchy:

	Fair value of warrants E-2	Fair value of Warrants to purchase Ordinary shares	Total warrants presented at fair value

Balance at January 1, 2016	$1,266	$-	$1,266

Revaluation of financial derivatives	(805)	-	(805)

Balance at December 31, 2016	461	-	461

Proceeds from issue of financial derivatives	-	10,900	10,900

Revaluation of financial derivatives	(461)	(600)	(1,061)

Balance at December 31, 2017	-	10,300	10,300

Exercise of warrants	-	(3,851)	(3,851)

Revaluation of financial derivatives	-	17,600	17,600

Balance at December 31, 2018	$-	$24,049	$24,049

d.	Description of significant unobservable inputs to valuation:

	December 31,
	2018	2017
	Preferred F-2 shares	Preferred F-2 shares
Sensitivity to changes in inputs:
Gain (loss) from change:
10% increase in volatility	$-	$720
10% decrease in volatility	$-	$(750)

Gain (loss) from change:
1% increase in discount rate	$-	$(1,040)
1% decrease in discount rate	$-	$(1,290)